UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2009

LAKE AREA CORN PROCESSORS, LLC

(Exact name of registrant as specified in its charter)

South Dakota	000-50254	46-0460790
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

46269 SD Highway 34 P.O. Box 100 Wentworth, South Dakota 57075
(Address of principal executive offices)

(605) 483-2676
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 1, 2009, our wholly owned subsidiary, Dakota Ethanol, L.L.C., entered into an employment agreement with Scott Mundt, our Chief Executive Officer.  This replaces Mr. Mundt’s previous employment agreement dated October 17, 2005.  The employment agreement is effective as of January 1, 2009.  The employment agreement is for at will employment and may be terminated by either party at any time with or without notice or cause.  If Mr. Mundt’s employment is terminated by us without cause, he will receive six months pay as severance.  Mr. Mundt will receive no severance if his employment is terminated for cause.

The employment agreement provides Mr. Mundt with a base salary of $150,000 per year with incentive based compensation of 0.5% of our adjusted earnings as that term is defined in the employment agreement.  The incentive based compensation is capped at $75,000 per year.  The employment agreement provides for an incentive payment to Mr. Mundt on a change in control of Dakota Ethanol, L.L.C.  For a change in control where the compensation paid equals or exceeds one and one half times our book value, Mr. Mundt will receive three times his annual base salary.  If the compensation paid is less than one and one half times our book value, Mr. Mundt will receive his annual base salary.

Item 8.01 Other Events

On or about April 8, 2009, we plan to begin distributing our April 2009 newsletter.  The newsletter is attached hereto as Exhibit 99.1.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “future,” “intend,” “could,” “hope,” “predict,” “target,” “potential,” or “continue” or the negative of these terms or other similar expressions.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.   The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward looking statements if they comply with the requirements of the Act.

Item 9.01  Exhibits.

(d) Exhibits

99.1	Newsletter for Lake Area Corn Processors, LLC and Dakota Ethanol, LLC dated April 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE AREA CORN PROCESSORS, LLC

April 6, 2009	/s/ Robbi Buchholtz
Date	Robbi Buchholtz, Chief Financial Officer